Exhibit 99.2

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14-16
Investments
Net Investment Income and Yields	17
Investment Portfolio	18
Credit Quality and Duration of Fixed Maturities	19
Top 10 Corporate and Municipal Fixed Maturity Holdings	20
Reconciliation of Operating Income to Net Income	21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

Prior periods were restated for the effect of the Company’s adoption of ASC Update No 2015-03, (Subtopic 835-30) Interest - Imputation of Interest: Simplify the Presentation of Debt Issuance Costs, on the Balance Sheet and Income Statement.

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international marine and aviation, property, energy, casualty and other and U.K. motor coverages.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk and war business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation, refuellers, aviation products and satellite.

Property coverage , including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Energy coverage , encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products. The Company exited this business effective June 30, 2015.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except earnings per share)	2015	2016	2016	2016	2016	2015	2016
PREMIUMS
Gross premiums written	$1,174.3	$1,375.0	$1,402.0	$1,402.2	$1,218.2	$5,444.5	$5,397.4
Net premiums written (1)	1,046.1	1,144.3	1,221.6	1,250.9	1,082.0	4,754.2	4,698.8
Net premiums earned	1,137.9	1,151.3	1,145.5	1,160.9	1,170.4	4,704.8	4,628.1

EARNINGS
Operating income (loss) before interest and taxes	$123.6	$120.4	$94.7	$129.8	$(22.1)	$466.1	$322.8
Operating income (loss) after taxes	80.3	71.5	54.0	78.6	(19.7)	280.0	184.4
Income (loss) from continuing operations	77.8	78.1	1.9	88.3	(12.2)	330.8	156.1
Net income (loss)	77.6	78.2	2.0	88.4	(13.5)	331.5	155.1

PER SHARE DATA (DILUTED)
Operating income (loss) after taxes	$1.82	$1.64	$1.24	$1.83	$(0.46)	$6.25	$4.27
Income (loss) from continuing operations	1.76	1.79	0.04	2.06	(0.29)	7.39	3.61
Net income (loss)	1.76	1.80	0.05	2.06	(0.32)	7.40	3.59

Weighted average shares outstanding (2)	44.1	43.5	43.4	43.0	42.5	44.8	43.2

BALANCE SHEET

	December 31	March 31	June 30	September 30	December 31
(In millions, except per share data)	2015	2016	2016	2016	2016
Total assets	$13,781.2	$14,027.7	$14,163.6	$14,363.7	$14,220.4
Total loss and loss adjustment expense reserves	6,574.4	6,722.3	6,778.0	6,802.3	6,949.4
Total shareholders’ equity	2,844.4	2,957.0	3,009.7	3,045.7	2,857.5
Total shareholders’ equity, excluding net unrealized appreciation depreciation on investments, net of tax	2,694.5	2,710.6	2,686.2	2,724.3	2,671.5
U.S. Property and Casualty Companies
Statutory surplus	$2,192.8	$2,276.7	$2,152.6	$2,218.5	$2,173.4
Premium to surplus ratio	1.70:1	1.65:1	1.76:1	1.73:1	1.79:1
Book value per share	$66.21	$69.30	$70.58	$72.08	$67.40
Book value per share, excluding net unrealized appreciation depreciation on investments, net of tax	$62.72	$63.52	$62.99	$64.48	$63.01
Tangible book value per share (total book value excluding goodwill and intangibles)	$59.68	$62.70	$64.11	$65.74	$61.17
Shares outstanding	43.0	42.7	42.7	42.3	42.4
Total debt/equity	28.2%	27.2%	26.5%	26.2%	27.5%
Total debt/total capital	22.0%	21.4%	21.0%	20.8%	21.6%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.
(2)	Weighted average shares outstanding and per diluted share amounts in the fourth quarter of 2016 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended December 31			Year ended December 31
(In millions)	2016	2015	% Change	2016	2015	% Change
REVENUES
Premiums earned	$1,170.4	$1,137.9	2.9	$4,628.1	$4,704.8	(1.6)
Net investment income	74.2	70.0	6.0	279.4	279.1	0.1
Net realized investment gains (losses)	3.6	(10.5)	(134.3)	8.6	19.5	(55.9)
Fees and other income	6.8	7.3	(6.8)	29.7	30.6	(2.9)

Total revenues	1,255.0	1,204.7	4.2	4,945.8	5,034.0	(1.8)

LOSSES AND EXPENSES
Losses and loss adjustment expenses	843.4	675.4	24.9	2,964.7	2,884.1	2.8
Amortization of deferred acquisition costs	263.8	251.6	4.8	1,035.2	1,033.2	0.2
Interest expense	12.1	14.7	(17.7)	54.9	60.6	(9.4)
Loss (Gain) on disposal of U.K. motor business	0.2	(0.7)	N/M	(1.1)	(38.4)	N/M
Net loss from repayment of debt	2.2	—	N/M	88.3	24.1	N/M
Other operating expenses	166.1	164.3	1.1	611.5	631.0	(3.1)

Total losses and expenses	1,287.8	1,105.3	16.5	4,753.5	4,594.6	3.5

Income (loss) from continuing operations before income taxes	(32.8)	99.4	(133.0)	192.3	439.4	(56.2)
Income tax expense (benefit)	(20.6)	21.6	(195.4)	36.2	108.6	(66.7)

Income (loss) from continuing operations	(12.2)	77.8	(115.7)	156.1	330.8	(52.8)

Discontinued operations	(1.3)	(0.2)	N/M	(1.0)	0.7	N/M

Net income (loss)	$(13.5)	$77.6	(117.4)	$155.1	$331.5	(53.2)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2016	December 31 2015	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,235.1 and $6,934.0)	$7,331.3	$6,983.4	5.0
Equity securities, at fair value (cost of $498.4 and $528.5)	584.4	576.6	1.4
Other investments	533.8	393.4	35.7

Total investments	8,449.5	7,953.4	6.2

Cash and cash equivalents	282.6	338.8	(16.6)
Accrued investment income	61.7	62.9	(1.9)
Premiums and accounts receivable, net	1,438.1	1,391.7	3.3
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,611.8	2,635.0	(0.9)
Deferred acquisition costs	517.5	508.8	1.7
Deferred income taxes	115.1	137.9	(16.5)
Goodwill	184.8	186.0	(0.6)
Other assets	479.8	483.7	(0.8)
Assets of discontinued operations	79.5	83.0	(4.2)

Total assets	$14,220.4	$13,781.2	3.2

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,949.4	$6,574.4	5.7
Unearned premiums	2,561.0	2,540.8	0.8
Expenses and taxes payable	728.0	724.9	0.4
Reinsurance premiums payable	251.9	205.2	22.8
Debt	786.4	803.1	(2.1)
Liabilities of discontinued operations	86.2	88.4	(2.5)

Total liabilities	11,362.9	10,936.8	3.9

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,846.7	1,833.5	0.7
Accumulated other comprehensive income	62.8	53.9	16.5
Retained earnings	1,875.6	1,803.5	4.0
Treasury stock at cost (18.1 and 17.5 million shares)	(928.2)	(847.1)	9.6

Total shareholders’ equity	2,857.5	2,844.4	0.5

Total liabilities and shareholders’ equity	$14,220.4	$13,781.2	3.2

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended December 31

	2016					2015
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$613.2	$402.5	$202.5	$—	$1,218.2	$592.4	$376.6	$205.3	$—	$1,174.3

Net premiums written	$530.0	$381.4	$170.6	$—	$1,082.0	$513.3	$357.6	$175.2	$—	$1,046.1

Net premiums earned	$584.7	$376.7	$209.0	$—	$1,170.4	$563.4	$358.4	$216.1	$—	$1,137.9
Losses and LAE:
Current accident year, excluding catastrophe losses	338.4	220.9	124.7	—	684.0	330.7	217.6	118.5	—	666.8
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	161.5	5.2	(30.7)	7.4	143.4	26.5	(13.1)	(30.8)	(0.7)	(18.1)
Current accident year catastrophe losses	11.6	9.7	8.9	—	30.2	13.4	8.5	10.3	—	32.2
Prior accident year unfavorable (favorable) catastrophe loss development	(4.0)	2.0	(12.2)	—	(14.2)	4.4	0.8	(10.7)	—	(5.5)

Total losses and LAE	507.5	237.8	90.7	7.4	843.4	375.0	213.8	87.3	(0.7)	675.4
Amortization of deferred acquisition costs and other underwriting expenses	211.6	116.3	91.8	1.3	421.0	212.0	106.9	90.0	0.3	409.2

GAAP underwriting profit (loss)	(134.4)	22.6	26.5	(8.7)	(94.0)	(23.6)	37.7	38.8	0.4	53.3
Net investment income	41.0	17.9	13.4	1.9	74.2	39.6	18.3	11.1	1.0	70.0
Other income	2.1	3.0	1.1	0.6	6.8	2.0	3.2	1.4	0.7	7.3
Other operating expenses	(2.0)	(1.3)	(1.8)	(4.0)	(9.1)	(1.2)	(1.5)	—	(4.3)	(7.0)

Operating income (loss) before income taxes	$(93.3)	$42.2	$39.2	$(10.2)	$(22.1)	$16.8	$57.7	$51.3	$(2.2)	$123.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.9%	58.7%	59.7%	N/M	58.3%	58.7%	60.8%	54.9%	N/M	58.7%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	27.6%	1.4%	(14.7)%	N/M	12.3%	4.7%	(3.7)%	(14.3)%	N/M	(1.6)%
Current accident year catastrophe losses	2.0%	2.6%	4.2%	N/M	2.6%	2.4%	2.4%	4.8%	N/M	2.8%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.7)%	0.5%	(5.8)%	N/M	(1.2)%	0.8%	0.2%	(5.0)%	N/M	(0.5)%

Total loss and LAE ratio	86.8%	63.2%	43.4%	N/M	72.0%	66.6%	59.7%	40.4%	N/M	59.4%
Expense ratio	36.0%	30.2%	43.9%	N/M	35.7%	37.4%	29.1%	41.6%	N/M	35.6%

Combined ratio	122.8%	93.4%	87.3%	N/M	107.7%	104.0%	88.8%	82.0%	N/M	95.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Year ended December 31

	2016					2015
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$2,686.2	$1,604.6	$1,106.6	$—	$5,397.4	$2,592.5	$1,530.5	$1,321.5	$—	$5,444.5

Net premiums written (1)	$2,361.5	$1,521.2	$816.1	$—	$4,698.8	$2,281.9	$1,445.6	$1,026.7	$—	$4,754.2

Net premiums earned	$2,318.0	$1,471.5	$838.6	$—	$4,628.1	$2,227.0	$1,426.6	$1,051.2	$—	$4,704.8
Losses and LAE:
Current accident year, excluding catastrophe losses	1,308.1	884.5	506.6	0.1	2,699.3	1,291.2	885.8	620.0	0.1	2,797.1
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	223.0	4.3	(95.3)	8.3	140.3	45.2	(19.7)	(120.1)	0.3	(94.3)
Current accident year catastrophe losses	73.8	40.7	45.5	—	160.0	86.7	66.7	49.7	—	203.1
Prior accident year unfavorable (favorable) catastrophe loss development	(3.7)	6.3	(37.5)	—	(34.9)	2.0	9.1	(32.9)	—	(21.8)

Total losses and LAE	1,601.2	935.8	419.3	8.4	2,964.7	1,425.1	941.9	516.7	0.4	2,884.1
Amortization of deferred acquisition costs and other underwriting expenses	838.8	431.9	339.0	2.4	1,612.1	814.6	412.7	403.0	1.5	1,631.8

GAAP underwriting profit (loss)	(122.0)	103.8	80.3	(10.8)	51.3	(12.7)	72.0	131.5	(1.9)	188.9
Net investment income	158.5	69.5	45.7	5.7	279.4	156.3	72.5	45.9	4.4	279.1
Other income	8.5	11.4	7.1	2.7	29.7	8.4	12.2	7.0	3.0	30.6
Other operating expenses	(9.1)	(6.3)	(6.3)	(15.9)	(37.6)	(8.7)	(7.4)	(0.7)	(15.7)	(32.5)

Operating income (loss) before income taxes	$35.9	$178.4	$126.8	$(18.3)	$322.8	$143.3	$149.3	$183.7	$(10.2)	$466.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.5%	60.1%	60.4%	N/M	58.4%	58.0%	62.1%	59.0%	N/M	59.4%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	9.6%	0.3%	(11.4)%	N/M	3.0%	2.0%	(1.4)%	(11.4)%	N/M	(2.0)%
Current accident year catastrophe losses	3.2%	2.8%	5.5%	N/M	3.5%	3.9%	4.7%	4.7%	N/M	4.4%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.2)%	0.4%	(4.5)%	N/M	(0.8)%	0.1%	0.6%	(3.1)%	N/M	(0.5)%

Total loss and LAE ratio	69.1%	63.6%	50.0%	N/M	64.1%	64.0%	66.0%	49.2%	N/M	61.3%
Expense ratio	36.0%	28.7%	40.4%	N/M	34.5%	36.4%	28.2%	38.3%	N/M	34.4%

Combined ratio	105.1%	92.3%	90.4%	N/M	98.6%	100.4%	94.2%	87.5%	N/M	95.7%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Dec-YTD 2015	Dec-YTD 2016
Gross premiums written	$1,174.3	$1,375.0	$1,402.0	$1,402.2	$1,218.2	$5,444.5	$5,397.4

Net premiums written (1)	$1,046.1	$1,144.3	$1,221.6	$1,250.9	$1,082.0	$4,754.2	$4,698.8

Net premiums earned	$1,137.9	$1,151.3	$1,145.5	$1,160.9	$1,170.4	$4,704.8	$4,628.1
Losses and LAE:
Current accident year, excluding catastrophe losses	666.8	678.4	663.7	673.2	684.0	2,797.1	2,699.3
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(18.1)	(10.0)	15.0	(8.1)	143.4	(94.3)	140.3
Current accident year catastrophe losses	32.2	39.9	62.3	27.6	30.2	203.1	160.0
Prior accident year favorable catastrophe loss development	(5.5)	(8.7)	(11.3)	(0.7)	(14.2)	(21.8)	(34.9)

Total losses and LAE	675.4	699.6	729.7	692.0	843.4	2,884.1	2,964.7
Amortization of deferred acquisition costs and other underwriting expenses	409.2	397.6	388.5	405.0	421.0	1,631.8	1,612.1

GAAP underwriting profit	$53.3	$54.1	$27.3	$63.9	$(94.0)	$188.9	$51.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.7%	59.0%	57.9%	58.0%	58.3%	59.4%	58.4%
Prior accident year reserve unfavorable (favorable) development, excluding catastrophe losses	(1.6)%	(0.9)%	1.3%	(0.7)%	12.3%	(2.0)%	3.0%
Current accident year catastrophe losses	2.8%	3.5%	5.5%	2.4%	2.6%	4.4%	3.5%
Prior accident year favorable catastrophe loss development	(0.5)%	(0.8)%	(1.0)%	(0.1)%	(1.2)%	(0.5)%	(0.8)%

Total loss and LAE ratio	59.4%	60.8%	63.7%	59.6%	72.0%	61.3%	64.1%
Expense ratio	35.6%	34.2%	33.6%	34.6%	35.7%	34.4%	34.5%

Combined ratio	95.0%	95.0%	97.3%	94.2%	107.7%	95.7%	98.6%

Combined ratio, excluding catastrophe losses	92.7%	92.3%	92.8%	91.9%	106.3%	91.8%	95.9%

Current accident year combined ratio, excluding catastrophe losses	94.3%	93.2%	91.5%	92.6%	94.0%	93.8%	92.9%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended December 31

	2016					2015
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$174.0	$68.2	$63.2	$224.6	$530.0	$165.8	$68.4	$60.3	$218.8	$513.3

Net premiums earned	$196.7	$77.4	$70.5	$240.1	$584.7	$187.9	$76.9	$66.2	$232.4	$563.4
Losses and LAE:
Current accident year, excluding catastrophe losses	114.1	49.9	47.2	127.2	338.4	98.4	53.8	45.2	133.3	330.7
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	43.7	18.4	(32.0)	131.4	161.5	7.4	16.9	(35.4)	37.6	26.5
Current accident year catastrophe losses	6.9	(0.1)	—	4.8	11.6	9.9	—	—	3.5	13.4
Prior accident year unfavorable (favorable) catastrophe loss development	(5.0)	—	—	1.0	(4.0)	1.6	—	—	2.8	4.4

Total losses and LAE	159.7	68.2	15.2	264.4	507.5	117.3	70.7	9.8	177.2	375.0
Amortization of deferred acquisition costs and other underwriting expenses					211.6					212.0

GAAP underwriting loss					(134.4)					(23.6)
Net investment income					41.0					39.6
Other income					2.1					2.0
Other operating expenses					(2.0)					(1.2)

Operating income (loss) before income taxes					$(93.3)					$16.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.0%	64.5%	66.9%	53.0%	57.9%	52.4%	70.0%	68.3%	57.3%	58.7%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	22.2%	23.8%	(45.4)%	54.7%	27.6%	3.9%	22.0%	(53.5)%	16.2%	4.7%
Current accident year catastrophe losses	3.5%	(0.1)%	—	2.0%	2.0%	5.2%	—	—	1.5%	2.4%
Prior accident year unfavorable (favorable) catastrophe loss development	(2.5)%	—	—	0.4%	(0.7)%	0.9%	—	—	1.2%	0.8%

Total loss and LAE ratio	81.2%	88.2%	21.5%	110.1%	86.8%	62.4%	92.0%	14.8%	76.2%	66.6%
Expense ratio					36.0%					37.4%

Combined ratio					122.8%					104.0%

Change in policies in force	5.2%	(2.4)%	9.4%	5.5%	4.9%	6.5%	(3.4)%	(13.9)%	4.2%	1.5%
Retention	87.3%	80.5%	82.5%	N/M	85.3%	85.0%	79.0%	77.3%	N/M	82.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Year ended December 31

	2016					2015
	Multiple		Workers’			Multiple		Workers’
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$792.9	$307.1	$285.6	$975.9	$2,361.5	$752.6	$306.0	$267.8	$955.5	$2,281.9

Net premiums earned	$771.9	$306.3	$274.9	$964.9	$2,318.0	$731.5	$305.3	$263.0	$927.2	$2,227.0
Losses and LAE:
Current accident year, excluding catastrophe losses	396.4	210.8	185.9	515.0	1,308.1	382.4	215.1	180.0	513.7	1,291.2
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	74.2	27.5	(46.7)	168.0	223.0	15.0	23.4	(46.9)	53.7	45.2
Current accident year catastrophe losses	49.8	2.5	—	21.5	73.8	57.3	0.6	—	28.8	86.7
Prior accident year unfavorable (favorable) catastrophe loss development	(5.4)	—	—	1.7	(3.7)	(3.4)	(0.1)	—	5.5	2.0

Total losses and LAE	515.0	240.8	139.2	706.2	1,601.2	451.3	239.0	133.1	601.7	1,425.1
Amortization of deferred acquisition costs and other underwriting expenses					838.8					814.6

GAAP underwriting loss					(122.0)					(12.7)
Net investment income					158.5					156.3
Other income					8.5					8.4
Other operating expenses					(9.1)					(8.7)

Operating income before income taxes					$35.9					$143.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	51.3%	68.8%	67.6%	53.4%	56.5%	52.2%	70.3%	68.4%	55.4%	58.0%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	9.6%	9.0%	(17.0)%	17.4%	9.6%	2.1%	7.7%	(17.8)%	5.8%	2.0%
Current accident year catastrophe losses	6.5%	0.8%	—	2.2%	3.2%	7.9%	0.2%	—	3.1%	3.9%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.7)%	—	—	0.2%	(0.2)%	(0.5)%	—	—	0.6%	0.1%

Total loss and LAE ratio	66.7%	78.6%	50.6%	73.2%	69.1%	61.7%	78.2%	50.6%	64.9%	64.0%
Expense ratio					36.0%					36.4%

Combined ratio					105.1%					100.4%

Change in policies in force	5.2%	(2.4)%	9.4%	5.5%	4.9%	6.5%	(3.4)%	(13.9)%	4.2%	1.5%
Retention	86.9%	81.2%	80.8%	N/M	84.6%	86.1%	80.7%	77.3%	N/M	83.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2015	2016	2016	2016	2016	2015	2016
Gross premiums written	$592.4	$680.1	$662.9	$730.0	$613.2	$2,592.5	$2,686.2

Net premiums written	$513.3	$604.3	$579.9	$647.3	$530.0	$2,281.9	$2,361.5

Net premiums earned	$563.4	$571.4	$574.7	$587.2	$584.7	$2,227.0	$2,318.0
Losses and LAE:
Current accident year, excluding catastrophe losses	330.7	320.8	312.9	336.0	338.4	1,291.2	1,308.1
Prior accident year unfavorable reserve development, excluding catastrophe losses	26.5	20.1	22.1	19.3	161.5	45.2	223.0
Current accident year catastrophe losses	13.4	19.2	26.6	16.4	11.6	86.7	73.8
Prior accident year unfavorable (favorable) catastrophe loss development	4.4	(0.3)	(0.7)	1.3	(4.0)	2.0	(3.7)

Total losses and LAE	375.0	359.8	360.9	373.0	507.5	1,425.1	1,601.2
Amortization of deferred acquisition costs and other underwriting expenses	212.0	207.9	208.7	210.6	211.6	814.6	838.8

GAAP underwriting profit (loss)	$(23.6)	$3.7	$5.1	$3.6	$(134.4)	$(12.7)	$(122.0)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.7%	56.2%	54.5%	57.2%	57.9%	58.0%	56.5%
Prior accident year unfavorable reserve development, excluding catastrophe losses	4.7%	3.5%	3.8%	3.3%	27.6%	2.0%	9.6%
Current accident year catastrophe losses	2.4%	3.4%	4.6%	2.8%	2.0%	3.9%	3.2%
Prior accident year unfavorable (favorable) catastrophe loss development	0.8%	(0.1)%	(0.1)%	0.2%	(0.7)%	0.1%	(0.2)%

Total loss and LAE ratio	66.6%	63.0%	62.8%	63.5%	86.8%	64.0%	69.1%
Expense ratio	37.4%	36.2%	36.1%	35.7%	36.0%	36.4%	36.0%

Combined ratio	104.0%	99.2%	98.9%	99.2%	122.8%	100.4%	105.1%

Combined ratio, excluding catastrophe losses	100.8%	95.9%	94.4%	96.2%	121.5%	96.4%	102.1%

Current accident year combined ratio, excluding catastrophe losses	96.1%	92.4%	90.6%	92.9%	93.9%	94.4%	92.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended December 31

	2016				2015
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$236.4	$135.7	$9.3	$381.4	$218.5	$129.6	$9.5	$357.6

Net premiums earned	$235.0	$132.1	$9.6	$376.7	$222.1	$126.6	$9.7	$358.4
Losses and LAE:
Current accident year, excluding catastrophe losses	168.8	49.2	2.9	220.9	162.8	53.1	1.7	217.6
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	8.2	(3.5)	0.5	5.2	(2.9)	(10.7)	0.5	(13.1)
Current accident year catastrophe losses	0.3	8.6	0.8	9.7	0.9	7.5	0.1	8.5
Prior accident year unfavorable (favorable) catastrophe loss development	0.1	2.0	(0.1)	2.0	—	0.8	—	0.8

Total losses and LAE	177.4	56.3	4.1	237.8	160.8	50.7	2.3	213.8
Amortization of deferred acquisition costs and other underwriting expenses				116.3				106.9

GAAP underwriting profit				22.6				37.7
Net investment income				17.9				18.3
Other income				3.0				3.2
Other operating expenses				(1.3)				(1.5)

Operating income before income taxes				$42.2				$57.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	71.8%	37.2%	30.2%	58.7%	73.3%	42.0%	17.5%	60.8%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	3.5%	(2.6)%	5.2%	1.4%	(1.3)%	(8.5)%	5.2%	(3.7)%
Current accident year catastrophe losses	0.2%	6.5%	8.3%	2.6%	0.4%	6.0%	1.0%	2.4%
Prior accident year unfavorable (favorable) catastrophe loss development	—	1.5%	(1.0)%	0.5%	—	0.6%	—	0.2%

Total loss and LAE ratio	75.5%	42.6%	42.7%	63.2%	72.4%	40.1%	23.7%	59.7%
Expense ratio				30.2%				29.1%

Combined ratio				93.4%				88.8%

Change in policies in force	1.4%	1.8%	(11.3)%	1.1%	(3.2)%	(1.9)%	(12.6)%	(3.0)%

Retention	84.8%	82.8%	N/M	83.8%	82.7%	81.4%	N/M	82.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Year ended December 31

	2016				2015
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$953.6	$529.7	$37.9	$1,521.2	$900.0	$507.4	$38.2	$1,445.6

Net premiums earned	$914.9	$518.5	$38.1	$1,471.5	$883.9	$503.9	$38.8	$1,426.6
Losses and LAE:
Current accident year, excluding catastrophe losses	650.0	221.4	13.1	884.5	631.8	242.1	11.9	885.8
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	4.8	(2.7)	2.2	4.3	(7.2)	(12.1)	(0.4)	(19.7)
Current accident year catastrophe losses	5.6	34.0	1.1	40.7	4.2	61.5	1.0	66.7
Prior accident year unfavorable catastrophe loss development	—	6.3	—	6.3	—	9.1	—	9.1

Total losses and LAE	660.4	259.0	16.4	935.8	628.8	300.6	12.5	941.9
Amortization of deferred acquisition costs and other underwriting expenses				431.9				412.7

GAAP underwriting profit				103.8				72.0
Net investment income				69.5				72.5
Other income				11.4				12.2
Other operating expenses				(6.3)				(7.4)

Operating income before income taxes				$178.4				$149.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	71.1%	42.6%	34.4%	60.1%	71.4%	48.1%	30.6%	62.1%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.5%	(0.5)%	5.8%	0.3%	(0.8)%	(2.4)%	(1.0)%	(1.4)%
Current accident year catastrophe losses	0.6%	6.6%	2.9%	2.8%	0.5%	12.2%	2.6%	4.7%
Prior accident year unfavorable catastrophe loss development	—	1.2%	—	0.4%	—	1.8%	—	0.6%

Total loss and LAE ratio	72.2%	49.9%	43.1%	63.6%	71.1%	59.7%	32.2%	66.0%
Expense ratio				28.7%				28.2%

Combined ratio				92.3%				94.2%

Change in policies in force	1.4%	1.8%	(11.3)%	1.1%	(3.2)%	(1.9)%	(12.6)%	(3.0)%

Retention	84.4%	82.2%	N/M	83.4%	83.2%	81.0%	N/M	82.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2015	2016	2016	2016	2016	2015	2016
Gross premiums written	$376.6	$356.8	$416.6	$428.7	$402.5	$1,530.5	$1,604.6

Net premiums written	$357.6	$337.0	$395.3	$407.5	$381.4	$1,445.6	$1,521.2

Net premiums earned	$358.4	$358.6	$364.7	$371.5	$376.7	$1,426.6	$1,471.5
Losses and LAE:
Current accident year, excluding catastrophe losses	217.6	215.7	221.2	226.7	220.9	885.8	884.5
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(13.1)	(0.7)	0.9	(1.1)	5.2	(19.7)	4.3
Current accident year catastrophe losses	8.5	10.5	9.7	10.8	9.7	66.7	40.7
Prior accident year unfavorable catastrophe loss development	0.8	1.3	1.5	1.5	2.0	9.1	6.3

Total losses and LAE	213.8	226.8	233.3	237.9	237.8	941.9	935.8
Amortization of deferred acquisition costs and other underwriting expenses	106.9	103.2	102.1	110.3	116.3	412.7	431.9

GAAP underwriting profit	$37.7	$28.6	$29.3	$23.3	$22.6	$72.0	$103.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.8%	60.2%	60.7%	61.1%	58.7%	62.1%	60.1%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(3.7)%	(0.2)%	0.2%	(0.3)%	1.4%	(1.4)%	0.3%
Current accident year catastrophe losses	2.4%	2.9%	2.7%	2.9%	2.6%	4.7%	2.8%
Prior accident year unfavorable catastrophe loss development	0.2%	0.4%	0.4%	0.4%	0.5%	0.6%	0.4%

Total loss and LAE ratio	59.7%	63.3%	64.0%	64.1%	63.2%	66.0%	63.6%
Expense ratio	29.1%	28.1%	27.3%	29.0%	30.2%	28.2%	28.7%

Combined ratio	88.8%	91.4%	91.3%	93.1%	93.4%	94.2%	92.3%

Combined ratio, excluding catastrophe losses	86.2%	88.1%	88.2%	89.8%	90.3%	88.9%	89.1%

Current accident year combined ratio, excluding catastrophe losses	89.9%	88.3%	88.0%	90.1%	88.9%	90.3%	88.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended December 31

	2016					2015
(In millions, except percentage data)	Property	Marine & Aviation	Energy	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$15.4	$75.1	$27.0	$85.0	$202.5	$23.4	$76.6	$35.9	$1.6	$67.8	$205.3

Net premiums written	$14.2	$63.5	$21.3	$71.6	$170.6	$23.7	$62.7	$29.1	$—	$59.7	$175.2

Net premiums earned	$34.2	$72.3	$24.7	$77.8	$209.0	$43.4	$63.6	$34.8	$—	$74.3	$216.1
Losses and LAE:
Current accident year, excluding catastrophe losses					124.7						118.5
Prior accident year favorable reserve development, excluding catastrophe losses					(30.7)						(30.8)
Current accident year catastrophe losses					8.9						10.3
Prior accident year favorable catastrophe loss development					(12.2)						(10.7)

Total losses and LAE					90.7						87.3
Amortization of deferred acquisition costs and other underwriting expenses					91.8						90.0

GAAP underwriting profit					26.5						38.8
Net investment income					13.4						11.1
Other income					1.1						1.4
Other operating expenses					(1.8)						—

Operating income before income taxes					$39.2						$51.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses					59.7%						54.9%
Prior accident year favorable reserve development, excluding catastrophe losses					(14.7)%						(14.3)%
Current accident year catastrophe losses					4.2%						4.8%
Prior accident year favorable catastrophe loss development					(5.8)%						(5.0)%

Total loss and LAE ratio					43.4%						40.4%
Expense ratio					43.9%						41.6%

Combined ratio					87.3%						82.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Year ended December 31

	2016					2015
(In millions, except percentage data)	Property	Marine & Aviation	Energy	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$230.1	$356.9	$158.7	$360.9	$1,106.6	$236.1	$354.2	$198.6	$187.5	$345.1	$1,321.5

Net premiums written (1)	$141.8	$268.7	$97.5	$308.1	$816.1	$166.9	$286.9	$136.2	$129.1	$307.6	$1,026.7

Net premiums earned	$144.1	$267.3	$125.5	$301.7	$838.6	$169.1	$277.6	$174.8	$135.4	$294.3	$1,051.2
Losses and LAE:
Current accident year, excluding catastrophe losses					506.6						620.0
Prior accident year favorable reserve development, excluding catastrophe losses					(95.3)						(120.1)
Current accident year catastrophe losses					45.5						49.7
Prior accident year favorable catastrophe loss development					(37.5)						(32.9)

Total losses and LAE					419.3						516.7
Amortization of deferred acquisition costs and other underwriting expenses					339.0						403.0

GAAP underwriting profit					80.3						131.5
Net investment income					45.7						45.9
Other income					7.1						7.0
Other operating expenses					(6.3)						(0.7)

Operating income before income taxes					$126.8						$183.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses					60.4%						59.0%
Prior accident year favorable reserve development, excluding catastrophe losses					(11.4)%						(11.4)%
Current accident year catastrophe losses					5.5%						4.7%
Prior accident year favorable catastrophe loss development					(4.5)%						(3.1)%

Total loss and LAE ratio					50.0%						49.2%
Expense ratio					40.4%						38.3%

Combined ratio					90.4%						87.5%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

(In millions, except percentage data)	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Dec-YTD 2015	Dec-YTD 2016
Gross premiums written	$205.3	$338.1	$322.5	$243.5	$202.5	$1,321.5	$1,106.6

Net premiums written (1)	$175.2	$203.0	$246.4	$196.1	$170.6	$1,026.7	$816.1

Net premiums earned	$216.1	$221.3	$206.1	$202.2	$209.0	$1,051.2	$838.6
Losses and LAE:
Current accident year, excluding catastrophe losses	118.5	141.9	129.6	110.4	124.7	620.0	506.6
Prior accident year favorable reserve development, excluding catastrophe losses	(30.8)	(29.7)	(8.3)	(26.6)	(30.7)	(120.1)	(95.3)
Current accident year catastrophe losses	10.3	10.2	26.0	0.4	8.9	49.7	45.5
Prior accident year favorable catastrophe loss development	(10.7)	(9.7)	(12.1)	(3.5)	(12.2)	(32.9)	(37.5)

Total losses and LAE	87.3	112.7	135.2	80.7	90.7	516.7	419.3
Amortization of deferred acquisition costs and other underwriting expenses	90.0	86.1	77.4	83.7	91.8	403.0	339.0

GAAP underwriting profit (loss)	$38.8	$22.5	$(6.5)	$37.8	$26.5	$131.5	$80.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	54.9%	64.1%	62.9%	54.6%	59.7%	59.0%	60.4%
Prior accident year favorable reserve development, excluding catastrophe losses	(14.3)%	(13.4)%	(4.0)%	(13.2)%	(14.7)%	(11.4)%	(11.4)%
Current accident year catastrophe losses	4.8%	4.6%	12.6%	0.2%	4.2%	4.7%	5.5%
Prior accident year favorable catastrophe loss development	(5.0)%	(4.4)%	(5.9)%	(1.7)%	(5.8)%	(3.1)%	(4.5)%

Total loss and LAE ratio	40.4%	50.9%	65.6%	39.9%	43.4%	49.2%	50.0%
Expense ratio	41.6%	38.9%	37.6%	41.4%	43.9%	38.3%	40.4%

Combined ratio	82.0%	89.8%	103.2%	81.3%	87.3%	87.5%	90.4%

Combined ratio, excluding catastrophe losses	82.2%	89.6%	96.5%	82.8%	88.9%	85.9%	89.4%

Current accident year combined ratio, excluding catastrophe losses	96.5%	103.0%	100.5%	96.0%	103.6%	97.3%	100.8%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	YTD 2015	YTD 2016
Net Investment Income

Fixed maturities	$63.0	$61.1	$61.3	$59.8	$62.9	$253.8	$245.1
Equity securities	4.6	4.3	4.8	4.4	5.1	17.5	18.6
Other investments	5.2	5.6	5.7	6.4	9.0	18.1	26.7
Investment expenses	(2.8)	(2.7)	(2.7)	(2.8)	(2.8)	(10.3)	(11.0)

Total	$70.0	$68.3	$69.1	$67.8	$74.2	$279.1	$279.4

Pre-tax Yields

Fixed maturities	3.63%	3.54%	3.56%	3.43%	3.44%	3.61%	3.51%
Total	3.47%	3.40%	3.39%	3.31%	3.40%	3.44%	3.38%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

December 31, 2016

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain	Change in Net Unrealized During Q4	Change in Net Unrealized YTD
Fixed maturities:
U.S. Treasury and government agencies	AAA	$342.5	$341.1	3.9%	$(1.4)	$(10.7)	$(3.4)
Foreign government	AA+	235.8	240.7	2.8%	4.9	(3.3)	3.8
Municipals:
Taxable	AA	964.2	993.8	11.4%	29.6	(31.1)	(13.3)
Tax exempt	AA	101.6	101.6	1.2%	—	(3.9)	(2.9)
Corporate:
NAIC 1	A	1,655.8	1,682.9	19.3%	27.1	(48.7)	(4.8)
NAIC 2	BBB	1,929.6	1,950.7	22.3%	21.1	(57.3)	22.5
NAIC 3 and below	B+	404.4	420.2	4.8%	15.8	(0.8)	55.2

Total corporate	BBB+	3,989.8	4,053.8	46.4%	64.0	(106.8)	72.9

Asset backed:
Residential mortgage-backed	AAA	978.2	974.2	11.2%	(4.0)	(26.5)	(12.5)
Commercial mortgage-backed	AA+	550.6	554.3	6.3%	3.7	(19.6)	2.2
Asset-backed	AAA	72.4	71.8	0.8%	(0.6)	(1.7)	—

Total fixed maturities	A+	7,235.1	7,331.3	84.0%	96.2	(203.6)	46.8
Equity securities		498.4	584.4	6.7%	86.0	7.1	37.9
Other investments		529.9	533.8	6.1%	3.9	0.5	0.5

Total investments		8,263.4	8,449.5	96.8%	186.1	(196.0)	85.2
Cash and cash equivalents		282.6	282.6	3.2%	—	—	—

Total		$8,546.0	$8,732.1	100.0%	$186.1	$(196.0)	$85.2

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

December 31, 2016

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$4,867.7	$4,927.6	67.2%
2	Baa	1,955.4	1,975.8	26.9%
3	Ba	203.2	210.8	2.9%
4	B	195.9	203.7	2.8%
5	Caa and lower	11.8	11.9	0.2%
6	In or near default	1.1	1.5	—

Total fixed maturities		$7,235.1	$7,331.3	100.0%

DURATION OF FIXED MATURITIES
		Amortized Cost	Fair Value	% of Total Fair Value
0-2 Years		$1,168.6	$1,190.2	16.2%
2-4 Years		2,107.4	2,171.2	29.6%
4-6 Years		1,941.4	1,971.8	26.9%
6-8 Years		1,426.7	1,423.0	19.4%
8-10 Years		515.1	498.4	6.8%
10+ Years		75.9	76.7	1.1%

Total fixed maturities		$7,235.1	$7,331.3	100.0%

Weighted Average Duration		4.5

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

December 31, 2016

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Anheuser-Busch InBev	$29.1	$29.5	0.34%	A-
AT&T	27.1	26.5	0.30%	BBB+
Enterprise Holdings	26.9	26.3	0.30%	BBB+
Goldman Sachs	26.1	27.3	0.31%	BBB
Bank of America	25.8	26.6	0.30%	BBB+
Key Bank	24.6	24.7	0.28%	BBB+
AvalonBay Communities	24.6	24.0	0.28%	A-
Morgan Stanley	24.3	24.3	0.28%	BBB+
JP Morgan Chase	24.3	24.1	0.28%	A-
AbbVie	24.0	24.0	0.28%	A-

Top 10 Corporate and Municipal Fixed	$256.8	$257.3	2.95%

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended December 31				Year ended December 31
	2016		2015		2016		2015
(In millions, except per share data)	$	Per Share (Diluted) (1)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$(93.3)		$16.8		$35.9		$143.3
Personal Lines	42.2		57.7		178.4		149.3
Chaucer	39.2		51.3		126.8		183.7
Other	(10.2)		(2.2)		(18.3)		(10.2)

Total	(22.1)		123.6		322.8		466.1

Interest expense	(12.1)		(14.7)		(54.9)		(60.6)

Operating income (loss) before income taxes	(34.2)	$(0.81)	108.9	$2.47	267.9	$6.20	405.5	$9.05

Income tax benefit (expense) on operating income	14.5	0.35	(28.6)	(0.65)	(83.5)	(1.93)	(125.5)	(2.80)

Operating income (loss) after income taxes	(19.7)	(0.46)	80.3	1.82	184.4	4.27	280.0	6.25
Gain on disposal of U.K. motor business, net of tax	—	—	0.3	0.01	0.9	0.02	40.6	0.91
Other non-operating items:
Net realized investment gains (losses)	3.6	0.08	(10.5)	(0.24)	8.6	0.20	19.5	0.43
Loss from repayment of debt	(2.2)	(0.05)	—	—	(88.3)	(2.05)	(24.1)	(0.54)
Other	0.2	—	0.3	0.01	3.0	0.07	0.1	0.01
Income tax benefit on other non-operating items	5.9	0.14	7.4	0.16	47.5	1.10	14.7	0.33

Income (loss) from continuing operations, net of taxes	(12.2)	(0.29)	77.8	1.76	156.1	3.61	330.8	7.39
Discontinued operations, net of taxes	(1.3)	(0.03)	(0.2)	—	(1.0)	(0.02)	0.7	0.01

NET INCOME (LOSS)	$(13.5)	$(0.32)	$77.6	$1.76	$155.1	$3.59	$331.5	$7.40

(1)	Per diluted share amounts exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three and twelve months ended December 31, 2016 and 2015 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings Limited

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following tables set forth the high and low closing sales prices of our common stock and cash dividends for the periods indicated:

Quarter Ended	2016
	Price Range		Dividends
	High	Low	Per Share
March 31	$90.68	$76.90	$0.460
June 30	$91.15	$80.41	$0.460
September 30	$84.58	$74.10	$0.460
December 31	$91.66	$74.88	$0.500

Quarter Ended	2015
	Price Range		Dividends
	High	Low	Per Share
March 31	$73.35	$68.18	$0.410
June 30	$74.87	$68.57	$0.410
September 30	$82.82	$75.39	$0.410
December 31	$86.58	$77.40	$0.460

INDUSTRY RATINGS AS OF FEBRUARY 2, 2017

	A.M.	Standard
Financial Strength Ratings	Best	& Poor’s	Moody’s
The Hanover Insurance Company	A	A	A3
Citizens Insurance Company of America	A	A	—

	A.M.	Standard
Debt Ratings	Best	& Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB	Baa3
Subordinated Debentures	bb+	BB+	Ba1

TRANSFER AGENT

Computershare Investor Services

PO Box 30170

College Station, TX 77842-3170

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com